UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 1, 2023, Hims & Hers Health, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023.

Only stockholders of record as of the close of business on April 14, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 200,934,997 shares of Company’s Class A common stock (“Class A Common Stock”) and 8,377,623 shares of the Company’s Class V common stock (“Class V Common Stock”) were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, the holders of our Class A Common Stock had the right to one vote for each share of Class A Common Stock they held as of the record date and the holders of our Class V Common Stock had the right to 175 votes for each share of Class V Common Stock they held as of the record date. The holders of our Class A Common Stock and Class V Common Stock voted as a single class on all matters presented at the Annual Meeting.

The tabulation of the stockholders’ votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of nine directors to serve as directors until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Andrew Dudum	1,518,932,917	26,949,987	27,820,587
Alex Bard	1,509,800,643	36,082,261	27,820,587
Ambar Bhattacharyya	1,518,850,823	27,032,081	27,820,587
Dr. Patrick Carroll, M.D.	1,518,847,280	27,035,624	27,820,587
Dr. Delos Cosgrove, M.D.	1,510,988,374	34,894,530	27,820,587
Lynne Chou O’Keefe	1,510,789,427	35,093,477	27,820,587
Christiane Pendarvis	1,545,352,089	530,815	27,820,587
Andrea Perez	1,519,018,363	26,864,541	27,820,587
David Wells	1,506,466,035	39,416,869	27,820,587

Proposal 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstentions
1,572,576,823	784,991	341,677

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: Advisory approval of the Company’s executive compensation:

For	Against	Abstentions	Broker Non-Votes
1,529,000,617	16,445,485	436,802	27,820,587

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: June 7, 2023	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer